SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 21, 2010

Urigen Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-22987	94-3156660
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27 Maiden Lane, San Francisco California	94108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (415) 781-0350

(Former name or former address, if changed since last report)

Copies to:
Marc Ross, Esq.
Thomas Rose, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry Into a Material Definitive Agreement.

Item 3.02       Unregistered Sales of Equity Securities

Effective April 21, 2010, Urigen Pharmaceuticals, Inc. (the “Company” or “Urigen”) entered into an Amendment (the “Amendment”) to the Note Purchase Agreement dated as of January 9, 2009 (the “Purchase Agreement”) with Platinum-Montaur Life Science, LLC (“Platinum” or the “Holder”). Pursuant to the Amendment the Company and Platinum agreed to amend the Purchase Agreement to permit the conversion of the outstanding amounts under the Notes issued pursuant to the Purchase Agreement into shares of Series C Convertible Preferred Stock of the Company. On April 21, 2010 the Company filed a Certificate of Designation with the Secretary of State of Delaware which sets forth the powers, preferences and rights of the Series C Preferred Stock. At the closing of the transactions contemplated by the Amendment, the Company issued to Platinum 552,941 shares of Series C Preferred Stock and a five year warrant to purchase 5,529,410 shares of common stock of the Company at an exercise price of $0.125.

On April 26, 2010, a UCC termination statement was filed with the Secretary of State of Delaware to terminate the security interest granted to Platinum in connection with the Purchase Agreement.

In connection with the foregoing, the Company relied upon the exemption from securities registration afforded by Rule 506 of Regulation D as promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”) and/or Section 4(2) of the Securities Act.

The above is a summary of the Amendment to the Certificate of Designation and Warrant and is qualified in its entirety by the provision of each of the documents which are included as Exhibits 10.1 through 10.3 to this Form 8-K.

Item 7.01       Regulation FD Disclosure.

On April 26, 2010, the Company issued a press release concerning the foregoing. A copy of such press release is being furnished as Exhibit 99.1 to this current report on Form 8-K.

The information in this Item 7.01 of this current report on Form 8-K, together with the information in Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Such information shall not be deemed incorporated by reference into any registration statement or other document filed with the SEC.

Item 9.01       Financial Statements and Exhibits

Exhibit Number	Description
10.1	Amendment dated April 19, 2010 by and between Urigen Pharmaceuticals, Inc. and Platinum-Montaur Life Sciences, LLC.

10.2	Certificate of designation of the relative rights and preferences Of the Series C Convertible Preferred Stock filed with the Secretary of State of Delaware on April 21, 2010.

10.3	Warrant issued to Platinum-Montaur Life Sciences, LLC

99.1	Press Release dated April 26, 2010

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.
Urigen Pharmaceuticals, Inc.

Date: May 4, 2010	By:	/s/ William J. Garner
William J. Garner, M.D.
Chief Executive Officer